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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 6, 2003
                                                         ---------------

                             ADMIRALTY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                    0-24891                    65-0405207
         --------                    -------                    ----------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)

           4400 PGA BOULEVARD
       PALM BEACH GARDENS, FLORIDA                               33410
       ---------------------------                               -----
 (Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code (561) 624-4701
                                                           --------------

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Item 5.  Other events.
         ------------

     Press Release dated January 6, 2003 providing information regarding the date of Registrant's anticipated merger.

Item 7.  Exhibits.
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         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.        Description
         -----------        -----------

         99 Press Release dated January 6, 2003 providing information regarding the date of Registrant's anticipated merger.



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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               ADMIRALTY BANCORP, INC.
                                               -----------------------
                                                    (Registrant)


Dated: January 7, 2003                         By:  /s/ Kevin Sacket
                                                   --------------------------
                                                   KEVIN SACKET
                                                   Treasurer



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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------
99                Press Release dated January 6, 2003                  5-6
                  providing information regarding the date of Registrant's anticipated merger.